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                                                                 EXHIBIT 10.28

                 AMENDMENT NUMBER ONE TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT NUMBER ONE TO EMPLOYMENT AGREEMENT (this "Amendemnt") is effective as of November 12, 1997, between STAR TELECOMMUNICATIONS, INC., a Delaware corporation (the "COMPANY"), as successor in interest to STAR Vending, Inc., a Nevada corporation, and KELLY ENOS ("EMPLOYEE").

                                   RECITALS

     A. Company and Employee are parties to that certain Employment Agreement dated December 2, 1996 (the "Employment Agreement"), pursuant to which Employee is employed by Company.

     B. The parties desire to extend the expiration date of the Employment Agreement, and thus have determined to amend certain provisions of the Employment Agreement as set forth in this Amendment.

                                   AGREEMENT

     NOW, THEREFORE, the parties agree to amend the Employment Agreement as follows:

     1. DEFINED TERMS. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to them in the Employment Agreement. From and after the date hereof, the term "Agreement" as used in the Employment Agreement will mean the Employment Agreement as amended by this Amendment, unless and until such Employment Agreement may again be amended.

     2. AMENDMENT OF SECTION 2 OF EMPLOYMENT AGREEMENT. Section 2 of the Employment Agreement shall be amended to read in its entirety as follows:

          "2. TERM. The term of Employee's employment by Company pursuant to this Agreement shall be for the period commencing December 2, 1996 and ending December 31, 2000. The term of Employee's employment is subject to earlier termination as provided in Section 7."

     3. CONFIRMATION. Except as specifically amended by this Amendment, the Employment Agreement will continue unchanged, and the terms and conditions of the Employment Agreement, as amended by this Amendment, are ratified and confirmed.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.



"COMPANY"                              "EMPLOYEE"

STAR TELECOMMUNICATIONS, INC.,
A Delaware corporation

By       /s/ Mary Casey                       /s/ Kelly Enos
  ----------------------------         ----------------------------
  Mary Casey, President                Kelly Enos

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